EXHIBIT 21
CATERPILLAR INC. Subsidiaries and Affiliated Companies (as of December 31, 2007)
Subsidiaries (51% or more ownership)
Name of Company	Where Organized
10G LLC	Delaware
Acefun S.A. de C.V.	Mexico
Aceros Fundidos Internacionales LLC	Delaware
Aceros Fundidos Internacionales S. de R.L. de C.V.	Mexico
Advanced Filtration Systems Inc.	Delaware
AFSI Europe s.r.o.	Czech Republic
Amberly Investments	New Zealand
Anchor Coupling Inc.	Delaware
ARCH Development Fund I, L.P.	Delaware
Asia Power Systems (Tianjin) Ltd.	China
AsiaTrak (Tianjin) Ltd.	China
Bio-Energy Partners	Illinois
CAE Co., Ltd.	Japan
Carter Machinery Company, Incorporated	Delaware
Carter Rental, Inc.	Virginia
Cat Redistribution Services Corporation	Japan
Cat Rental Central Japan Ltd.	Japan
Cat Rental East Japan Ltd.	Japan
Cat Rental West Japan Ltd.	Japan
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (Bermuda) Funding Company	Bermuda
Caterpillar (Bermuda) Funding Parent Company	Bermuda
Caterpillar (Bermuda) Holding Company	Bermuda
Caterpillar (Bermuda) Investments Funding Company	Bermuda
Caterpillar (Bermuda) Investments Parent Company	Bermuda
Caterpillar (China) Financial Leasing Co., Ltd.	China
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (China) Machinery Components Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Suzhou) Co., Ltd.	China
Caterpillar (Thailand) Limited	Thailand
Caterpillar (U.K.) Limited	England
Caterpillar (Xuzhou) Design Center Ltd.	China
Caterpillar AccessAccount Corporation	Nevada
Caterpillar Americas C.V.	Netherlands
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Americas Services Co.	Delaware
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pacific L.P.	Bermuda
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Belgium S. A.	Belgium
Caterpillar Brasil Ltda.	Brazil
Caterpillar Brasil Servicos Ltda.	Brazil
Caterpillar Brazil LLC	Delaware
Caterpillar Business Services (UK) Limited	England and Wales
Caterpillar CDD, S.L.	Spain
Caterpillar China Limited	Hong Kong
Caterpillar CIS LLC	Russia
Caterpillar CMC, LLC	Delaware
Caterpillar Commercial Australia Pty. Ltd.	Australia
Caterpillar Commercial Holding S.A.R.L.	Switzerland
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial Private Limited	India
Caterpillar Commercial S.A.	Belgium
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services S.A.R.L.	France
Caterpillar Commerciale S.r.L.	Italy
Caterpillar Communications LLC	Delaware
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Credito, S.A. de C.V., Sociedad Financiera de Objecto Multiple, E. N.R.	Mexico
Caterpillar DC Pension Trust	England and Wales
Caterpillar Distribution Mexico S.R.L. de C.V.	Mexico
Caterpillar Distribution Services Europe B.V.B.A.	Belgium
Caterpillar Elkader LLC	Delaware
Caterpillar Engine Systems Inc.	Delaware
Caterpillar Environmental Technologies Mexico, S. de R.L. de C.V.	Mexico
Caterpillar European Finance s.r.o.	Czechoslovakia
Caterpillar Finance Corporation	Japan
Caterpillar Finance France S.A.	France
Caterpillar Finance, s.r.o.	Czech Republic
Caterpillar Financial Acquisition Funding LLC	Delaware
Caterpillar Financial Acquisition Funding Partners	United Kingdom
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Corporacion Financiera, S.A., E.F.C.	Spain
Caterpillar Financial Dealer Funding LLC	Delaware
Caterpillar Financial Funding Corporation	Nevada
Caterpillar Financial Member Company	Delaware
Caterpillar Financial New Zealand Limited	New Zealand
Caterpillar Financial Nordic Services AB	Sweden
Caterpillar Financial Nova Scotia Corporation	Nova Scotia
Caterpillar Financial OOO	Russia
Caterpillar Financial Receivables Corporation	Nevada
Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial S.A. Arrendamento Mercantil	Brazil
Caterpillar Financial S.A. Credito, Financiamento e Investimento	Brazil
Caterpillar Financial SARL	Switzerland
Caterpillar Financial Services (Dubai) Limited	United Arab Emirates
Caterpillar Financial Services (Ireland) plc	Ireland
Caterpillar Financial Services (UK) Limited	England and Wales
Caterpillar Financial Services Argentina S.A.	Argentina
Caterpillar Financial Services Asia Pte. Ltd.	Singapore
Caterpillar Financial Services Belgium S.P.R.L.	Belgium
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czech Republic
Caterpillar Financial Services GmbH	Germany
Caterpillar Financial Services Korea, Ltd.	Korea
Caterpillar Financial Services Limited Les Services Financiers Caterpillar Limitee	Canada
Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Netherlands B.V.	Netherlands
Caterpillar Financial Services Norway AS	Norway
Caterpillar Financial Services Philippines Inc.	Philippines
Caterpillar Financial Services Poland Sp. z o.o.	Poland
Caterpillar Fomento Comercial Ltda.	Brazil
Caterpillar Forest Products Inc.	Delaware
Caterpillar Formacion Tecnica, S. L.	Spain
Caterpillar France S.A.S.	France
Caterpillar GB, L.L.C.	Delaware
Caterpillar Global Mining Pty. Ltd.	Australia
Caterpillar Global Services LLC	Delaware
Caterpillar Group Services S.A.	Belgium
Caterpillar Holding (France) S.A.S.	France
Caterpillar Holding Germany GmbH	Germany
Caterpillar Holding Ltd.	Bermuda
Caterpillar Holding Spain, S.L.	Spain
Caterpillar Holdings Australia Pty. Ltd.	Australia
Caterpillar Holdings Singapore Pte. Ltd.	Singapore
Caterpillar Hungary Component Manufacturing Ltd.	Hungary
Caterpillar Hydraulics Italia S.r.l.	Italy
Caterpillar Impact Products Limited	England and Wales
Caterpillar India Private Limited	India
Caterpillar Institute (Vic-Tas) Pty Ltd	Australia
Caterpillar Institute (WA) Pty Ltd	Australia
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Company	Missouri
Caterpillar Insurance Holdings Inc.	Delaware
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance Luxembourg, S.a.r.l.	Luxembourg
Caterpillar International Finance plc	Ireland
Caterpillar International Holding S.A.R.L.	Switzerland
Caterpillar International Investments Coöperatie U.A.	Netherlands
Caterpillar International Investments S.A.R.L.	Switzerland
Caterpillar International Ltd.	Bermuda
Caterpillar International Services Corporation	Nevada
Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investments	England and Wales
Caterpillar LACD Sarl	Switzerland
Caterpillar Latin America Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Latin America Services de Panama, S. de R.L.	Panama
Caterpillar Latin America Services de Puerto Rico, S. en C.	Puerto Rico
Caterpillar Latin America Services, S.R.L.	Costa Rica
Caterpillar Latin America Servicios de Chile Limitada	Chile
Caterpillar Latin America Support Services, S. DE R.L.	Panama
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing GmbH (Leipzig)	Germany
Caterpillar Life Insurance Company	Missouri
Caterpillar Logistics (Shanghai) Co. Ltd.	China
Caterpillar Logistics Administrative Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Client Administrative Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Client Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics France S.A.S.	France
Caterpillar Logistics FT Services (UK) Limited	England and Wales
Caterpillar Logistics ML Services France S.A.S.	France
Caterpillar Logistics Services (France) S.A.R.L.	France
Caterpillar Logistics Services (Tianjin) Ltd.	China
Caterpillar Logistics Services (UK) Limited	England and Wales
Caterpillar Logistics Services Canada Ltd.	Canada
Caterpillar Logistics Services China Limited	China
Caterpillar Logistics Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Services Germany GmbH	Germany
Caterpillar Logistics Services India Private Limited	India
Caterpillar Logistics Services International GmbH	Germany
Caterpillar Logistics Services International LLC	Russia
Caterpillar Logistics Services International N.V.	Belgium
Caterpillar Logistics Services Polska Sp. z o.o.	Poland
Caterpillar Logistics Services Spain, S.A.	Spain
Caterpillar Logistics Services, Inc.	Delaware
Caterpillar Logistics Services-Egypt Ltd.	Egypt
Caterpillar Logistics Supply Chain Services GmbH	Germany
Caterpillar Logistics Supply Chain Services Italia S.r.l.	Italy
Caterpillar Logistics Supply Chain Services Limited Liability Company	Hungary
Caterpillar Luxembourg Group S.a.r.l.	Luxembourg
Caterpillar Luxembourg S.a.r.l.	Luxembourg
Caterpillar Marine Asia Pacific Pte. Ltd.	Singapore
Caterpillar Marine Trading (Shanghai) Co., Ltd.	China
Caterpillar Materiels Routiers S.A.S.	France
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar Mining Chile Servicios Limitada	Chile
Caterpillar Motoren (Guangdong) Co. Ltd.	China
Caterpillar Motoren GmbH & Co. KG	Germany
Caterpillar Motoren Rostock GmbH	Germany
Caterpillar Motoren Verwaltungs-GmbH	Germany
Caterpillar NACD SARL	Switzerland
Caterpillar North America C.V.	Netherlands
Caterpillar NZ Funding Parent Limited	Netherlands
Caterpillar of Australia Pty. Ltd.	Australia
Caterpillar of Canada Corporation	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Overseas Credit Corporation S.A.R.L.	Switzerland
Caterpillar Overseas Investment Holding, S.A.R.L.	Switzerland
Caterpillar Overseas S.A.R.L.	Switzerland
Caterpillar Panama Services SA	Panama
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Paving Products Xuzhou Ltd.	China
Caterpillar Pension Trust Limited	England and Wales
Caterpillar Poland Sp. z o.o.	Poland
Caterpillar Power Generations Systems L.L.C.	Delaware
Caterpillar Power Systems Inc.	Delaware
Caterpillar Power Systems y Compañia Limitada	Nicaragua
Caterpillar Power Ventures Corporation	Delaware
Caterpillar Power Ventures Europe B.V.	Netherlands
Caterpillar Power Ventures International Mauritius Ltd.	Mauritius
Caterpillar Power Ventures International, Ltd.	Bermuda
Caterpillar Prodotti Stradali S.r.l.	Italy
Caterpillar Product Development S.A.R.L.	Switzerland
Caterpillar Product Services Corporation	Missouri
Caterpillar R&D Center (China) Co., Ltd.	China
Caterpillar Redistribution Services Inc.	Delaware
Caterpillar Redistribution Services International S.A.R.L.	Switzerland
Caterpillar Reman Powertrain Indiana LLC	Delaware
Caterpillar Reman Powertrain Services, Inc.	South Carolina
Caterpillar Remanufacturing Limited	England and Wales
Caterpillar Remanufacturing Services (Shanghai) Co. Ltd.	China
Caterpillar Renting France S.A.S.	France
Caterpillar S.A.R.L.	Switzerland
Caterpillar Services Limited	Delaware
Caterpillar Servicios Limitada	Chile
Caterpillar Servicios Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Servizi Italia Srl	Italy
Caterpillar Skinningrove Limited	England and Wales
Caterpillar Special Services Belgium S.P.R.L.	Belgium
Caterpillar Switchgear Holding Inc.	Georgia
Caterpillar Technologies Singapore Pte. Ltd.	Singapore
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tosno, L.L.C.	Russia
Caterpillar Transmissions France S.A.R.L.	France
Caterpillar Trimble Control Technologies LLC	Delaware
Caterpillar UGM Techonolgy Pty. Ltd.	Australia
Caterpillar UK Acquisition Partners LP	United Kingdom
Caterpillar UK Employee Trust Limited	England and Wales
Caterpillar UK Group Limited	United Kingdom
Caterpillar UK Holding Company Limited	United Kingdom
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Underground Mining Pty. Ltd.	Australia
Caterpillar Work Tools B.V.	Netherlands
Caterpillar Work Tools Verwaltungs-GmbH	Germany
Caterpillar Work Tools, Inc.	Kansas
Caterpillar World Trading Corporation	Delaware
Caterpillar Xuzhou Ltd.	China
Caterpillar/SCB Investments LP	Delaware
Caterpillar/SCB Receivables Finance LP	Nevada
Catsub I, Inc.	Oregon
Centre de Distribution de Wallonie S.A.	Belgium
CFRC/CFMC Investments, LLC	Delaware
Chemetron-Railway Products, Inc.	Delaware
CM Rental Hokkaido Co., Ltd.	Japan
Depositary (Bermuda) Limited	Bermuda
East Japan Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Easytop Limited	England and Wales
EDC European Excavator Design Center GmbH & Co. KG	Germany
EDC European Excavator Design Center Verwaltungs GmbH	Germany
Elektrocieplawnia Starahowice Sp. z o.o.	Poland
Energy Services International Limited	Bermuda
Energy Technologies Institute LLP	England and Wales
Ensambladora Tecnologica de Mexico, S.A. de C.V.	Mexico
Eurenov S.A.S.	France
Euronov Polska	Poland
F.G. Wilson (Engineering) Limited	Northern Ireland
F.G. Wilson (Proprietary) Limited	South Africa
F.G. Wilson (USA) LLC	Delaware
F.G. Wilson Generators India Private Limited	India
FCC Equipment Financing, Inc.	Delaware
FM Industries, Inc.	Texas
Forchester do Brasil Ltda.	Brazil
Forchester International S.A.	Uruguay
Germanischer Lloyd AG	Germany
GFCM Servicios, S.A. de C.V.	Mexico
Guangzhou MaK Diesel Engine Limited Company	China
Hokkaido Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Inmobiliaria Conek, S.A.	Mexico
IronPlanet Australia Pty Limited	Australia
Kentuckiana Railcar Repair & Storage Facility, LLC	Indiana
M.O.P.E.S.A. Motores Power, S.A.	Mexico
Magnum Power Products, LLC	Delaware
MaK Americas Inc.	Illinois
MaK Beteiligungs GmbH	Germany
MaK Power Systems Lanka (Private) Ltd.	Sri Lanka
Mec-Track S.r.l.	Italy
Metalmark Financial Services Limited	England and Wales
MICA Energy Systems	Michigan
Mitsubishi Caterpillar Forklift America Inc.	Delaware
Monte Rio Power Corporation Ltd.	Bermuda
Motori Perkins S.P.A.	Italy
Necoles Investments B.V.	Netherlands
Okinawa Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
P. T. Caterpillar Finance Indonesia	Indonesia
P. T. Natra Raya	Indonesia
P. T. Solar Services Indonesia	Indonesia
Perkins Engines (Asia Pacific) Pte Ltd	Singapore
Perkins Engines Company Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins France (S.A.S.)	France
Perkins Holdings Limited LLC	Delaware and England and Wales
Perkins International Inc.	Delaware
Perkins Limited	England and Wales
Perkins Motoren GmbH	Germany
Perkins Motores do Brasil Ltda.	Brazil
Perkins Shibaura Engines Limited	England and Wales
Perkins Shibaura Engines LLC	Delaware
Perkins Technology Inc.	Delaware
Pioneer Distribution, Inc.	South Carolina
Polyhose India (Rubber) Private Limited	India
Premier Automotive Parts Limited	United Kingdom
Progress Metal Reclamation Company	Kentucky
Progress Rail Canada Corporation	Canada
Progress Rail Holdings Inc.	Alabama
Progress Rail Raceland Corporation	Delaware
Progress Rail Services Corporation	Alabama
Progress Rail Services de Mexico S.A. de C.V.	Mexico
Progress Rail Services Holdings Corp.	Delaware
Progress Rail Services LLC	Delaware
Progress Rail TransCanada Corporation	Nova Scotia
Progress Vanguard Corporation	Delaware
Przedsiebiorstwem Energetyki Cieplncj (Bugaj) Sp. Z o.o.	Poland
Railcar, Ltd.	Georgia
Rapisarda Industries Srl	Italy
RelayStar S.A.	Belgium
S & L Railroad, LLC	Nebraska
Sabre Engines Limited	England
SCM Accounting Service Co., Ltd.	Japan
SCM Akashi General Services Co., Ltd.	Japan
SCM Operator Training Co., Ltd.	Japan
SCM Sagami Engineering Co., Ltd.	Japan
SCM Sagami General Services Co., Ltd.	Japan
SCM Singapore Holdings Pte. Ltd.	Singapore
SCM System Service Co., Ltd.	Japan
SEM Service & Distribution Centre	United Arab Emirates
Servicios Administrativos Progress S. de R.L. de C.V.	Mexico
Servicios Ejecutivos Progress S. de R.L. de C.V.	Mexico
Servicios Ferroviarios Progress S. de R.L. de C.V.	Mexico
Servicios Logisticos Progress S. de R.L. de C.V.	Mexico
Shin Caterpillar Mitsubishi Ltd.	Japan
SNOM S.A.S.	France
Societe de Electricite d’el Bibane	Tunisia
Societe Industrial Rubber Hoses Sarl	Tunisia
Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines International Company	Delaware
Solar Turbines Malaysia Sdn Bhd	Malaysia
Solar Turbines Overseas Pension Scheme Limited	Guernsey
Solar Turbines Services Company	California
Solar Turbines Services Nigeria Limited	Nigeria
Solar Turbines Services of Argentina S.R.L.	Argentina
Solar Turbines Trinidad & Tobago	Trinidad and Tobago
SPL Software Alliance LLC	Delaware
STI Capital Company	Delaware
Tech Itoh Co., Ltd.	Japan
Tecnologia Modificada, S.A. de C.V.	Mexico
Turbinas Solar de Venezuela, C.A.	Venezuela
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turbomach (India) Private Limited	India
Turbomach Asia Ltd.	Thailand
Turbomach Deutschland GmbH	Germany
Turbomach Endustriyel Gaz Turbinleri Sanayi Ve Ticaret Limited	Turkey
Turbomach Energie S.A.R.L.	France
Turbomach Limited	United Kingdom
Turbomach Netherlands B.V.	Netherlands
Turbomach Pakistan (Private) Limited	Pakistan
Turbomach S.r.L.	Italy
Turbomach SA - Spain	Spain
Turbomach SA - Switzerland	Switzerland
Turbomach Sp. Z o.o.	Poland
Turboservices SDN BHD	Malaysia
Turner Powertrain Systems Limited	England and Wales
UK Hose Assembly Limited	England and Wales
United Industries Corporation	Kentucky
VALA (UK) LP	England and Wales
VALA B.V.	Netherlands
VALA Inc.	Delaware
VALA LLC	Delaware
Veratech Holding B.V.	Netherlands
West Japan Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
West Virginia Auto Shredding Inc.	West Virginia
Wright Equipment Company (Proprietary) Limited	South Africa
XPart Limited	United Kingdom

Affiliated Companies (50% and less ownership)
Name of Company	Where Organized
A.S.V., Inc.	Minnesota
Aiwa Co., Ltd.	Japan
Akoya, Inc.	Delaware
ASIMCO International Casting (Shanxi) Co. Ltd.	China
Cat Rental Kyushu Ltd.	Japan
Central Japan Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Clean World Co.	Japan
Diamond Office Management Co., Ltd.	Japan
Energyst B.V.	Netherlands
Federal Financial Services LLC	Delaware
Firefly Energy Inc.	Delaware
FMS Equipment Rentals Inc.	Delaware
Hama-rental Co.	Japan
Hokken Service Co.	Japan
Intelligent Switchgear Organization LLC	Delaware
Ironmart LLC	Delaware
IronPlanet.com, Inc.	Delaware
Jupiter Power (Cambodia) Co., Ltd.	Cambodia
Jupiter Power Asia Co., Ltd.	Cambodia
Kiden Lease Co., Ltd.	Japan
K-Lea Co., Ltd.	Japan
Loegering Mfg. Inc.	North Dakota
Machida Kiko Co., Ltd.	Japan
MaK Trainings GmbH	Germany
MCFA Canada Ltd.	Ontario
MCFA FSC Inc.	Barbados
Mitsubishi Caterpillar Forklift America de Argentina S.A.	Argentina
Mitsubishi Caterpillar Forklift Asia Pte. Ltd.	Singapore
Mitsubishi Caterpillar Forklift Europe B.V.	Netherlands
Motores Diesel Andinos S.A.	Peru
Nagano Kouki Co., Ltd.	Japan
Nihon Kenki Lease Co., Ltd.	Japan
Pioneer Machinery LLC	Delaware
PMHC LLC	Delaware
Qingzhou Aoweier Engineering Machinery Co., Ltd.	China
Qingzhou Shandong Logistics Co., Ltd.	China
Rapidparts Inc.	Delaware
Sanko Rental Co.	Japan
Shandong SEM Machinery Co Ltd.	China
Technocast, S.A. de C.V.	Mexico
Tohoku Rental Service Co., Ltd.	Japan
Tokyo Rental Co., Ltd.	Japan
Tone Lease Co.	Japan
Tri-County Venture Capital Fund I, LLC	Delaware
Tunnel Rental Co., Ltd.	Japan
Yeep Co.	Japan